SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 25, 2004 (February 25, 2004)

TRAFFIX, INC.

(Exact Name of registrant as specified in its charter)

Delaware	0-27046	22-3322277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Blue Hill Plaza Pearl River, New York		10965
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 620-1212

TRAFFIX, INC.

INDEX TO FORM 8-K

FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

February 25, 2004

ITEMS IN FORM 8-K

Item 7.                                                         Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit Number	Description

99.1*	February 25, 2004 Press Release

*   Filed herewith

Item 9.                                                           Regulation FD Disclosure.

In accordance with the interim guidance issued by the Commission on March 27, 2003 in Final Rule Release No. 33-8216, the information reported in this Report is being provided under Item 12.

On February 25, 2004, the Company issued a press release announcing its results of operations for the year and quarter ended November 30, 2003.  A copy of such release is annexed as an exhibit and is incorporated by reference hereto in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2004	TRAFFIX, INC.

	By:	/s/ Jeffrey L. Schwartz
Jeffrey L. Schwartz
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1*	February 25, 2004 Press Release

*  Filed herewith